UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 2016 (February 2, 2016)

AdvanSource Biomaterials Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28034	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 Andover Street, Wilmington, Massachusetts, 01887
(Address of Principal Executive Offices) (Zip Code)

(978) 657-0075

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

Change in Registrant’s Certifying Accountant

On February 2, 2016, AdvanSource Biomaterials Corporation (the “Company”), based on the decision of the Audit Committee of its Board of Directors, dismissed Liggett & Webb PA (“LW”) as the Company’s independent registered public accounting firm and engaged RBSM LLP (“RBSM”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016.

LW’s reports on the Company’s financial statements for the fiscal years ended March 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2015 and 2014 and through the date of dismissal, there were no disagreements with LW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to LW’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such fiscal years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided LW with a copy of the disclosures in the preceding two paragraphs and requested in writing that LW furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.  LW provided a letter, dated February 3, 2016 stating its agreement with such statements, which is included as an exhibit to this Form 8-K.

During the fiscal years ended March 31, 2015 and 2014 and through the date of the Audit Committee’s decision, the Company did not consult RBSM with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.

Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

Description

16. 1

Letter from Liggett & Webb PA to the Securities and Exchange Commission dated February 3, 2016 with respect to the disclosure in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANSOURCE BIOMATERIALS CORPORATION

By:  /s/ Michael F. Adams____

Michael F. Adams

President & CEO

Dated:  February 3, 2016

EXHIBIT INDEX

Exhibit No.

Description

16.1

Letter from Liggett & Webb PA to the Securities and Exchange Commission dated February 3, 2016 with respect to the disclosure in this Form 8-K.